UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into Material Definitive Agreement.

On January 7, 2008, Osiris Therapeutics, Inc. (the “Company,” “Osiris”or “Registrant”) issued a press release announcing the termination of its long-term collaboration agreement with Boston Scientific Corporation (“BSC”) and that it had regained the worldwide rights to cardiovascular indications for Prochymal.  The original agreements were entered into in 2003 and focused upon the development and commercialization of the Registrants technology to treat cardiovascular disease throughout the world.  BSC paid the Registrant a $5 million licensing fee which was being recognized over a 63-month time period,  BSC purchased 500,000 shares of the Registrant’s common stock in 2003 for $10 million and, provided Osiris with a $50 million line of credit.  In 2004, the Company drew $5 million under the line.

Under the terms of the termination agreement, Osiris immediately regained worldwide rights to its stem cell technology for all cardiovascular indications.  The parties agreed to cancel the $50 million line of credit and Osiris agreed to repay the $5 million outstanding balance, plus accrued interest over four quarterly installments.

ITEM 7.01 Regulation FD Disclosure.

On January 7, 2008, the Company issued a press release announcing that it had terminated its long-term collaboration agreement with Boston Scientific Corporation and regained the worldwide rights to cardiovascular indications for its stem cell technology, as further described in Item 1.01 of this Form 8-K.

The text of Item 1.01 of this Form 8-K is incorporated into this Item 7.01 by reference..

The press release announcing the termination agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing (including any Item of this filing) pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in this or such filing, incorporating by reference such information.

ITEM 9.01. Financial Statements and Exhibits.

(d)        Exhibits .

99.1                           Press Release of the Registrant dated January 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: January 7, 2008	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant dated January 7, 2008